SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) October 10, 1996
                                                      --------------------------

                          HEALTHY PLANET PRODUCTS, INC.
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               (Exact Name of Registrant as specified in charter)


       Delaware                          1-13048              94-2601764
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(State or other jurisdiction of       (Commission            (IRS Employer
incorporation)                         File Number)          Identification No.)


1700 Corporate Circle, Petaluma, California                      94954
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Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (707) 778-2280
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)

Item 5.  Other Events

         As of September 30, 1996, the Registrant entered into a License Agreement with the Zoological Society of San Diego pursuant to which the Registrant was granted a license to use the trade name, trademarks and service marks "Zoological Society of San Diego," "Center for Reproduction of Endangered Species" and "CRES" in connection with the manufacture, marketing and sale of the Registrant's Nature Baby(R) line, greeting cards, stationery, tablets, journals, bookmarks, matted prints, posters and magnets. The license is to continue through September 30, 1999 and provides for the payment by the Company of a license royalty of 3% of adjusted gross invoice price, as defined, payable quarterly.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit No.     Description of Exhibit

         10.1            License Agreement between Healthy Planet Products, Inc.
                         and the Zoological Society of San Diego dated as of September 30, 1996


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HEALTHY PLANET PRODUCTS, INC.



                                     By       /s/ Bruce A. Wilson
                                           ------------------------------------
                                           Bruce A. Wilson, President,
                                           Chief Executive, Chief Operating and
                                           Chief Financial Officer


Dated: November 5, 1996

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